Income Taxes	9 Months Ended
Sep. 30, 2025
Income Tax Disclosure [Abstract]
Income Taxes
Note 11. Income Taxes
The Company had no income tax benefit or expense during the period from September 12, 2025 to September 30, 2025, the period from July 1, 2025 to September 11, 2025, the three months ended September 30, 2024, the period from January 1, 2025 to September 11, 2025, and the nine months ended September 30, 2024, which resulted in an effective tax rate of zero for each period. The Company’s effective tax rate differs from the U.S. federal corporate statutory rate of 21.0% primarily due to Company’s net loss from operations, which resulted in a net taxable loss for each period. The Company had no net deferred tax asset as of September 30, 2025 and December 31, 2024 due to the establishment of a full valuation allowance.
Internal Revenue Code (“IRC”) Section 382 addresses company ownership changes and specifically limits the utilization of certain deduction and tax attributes on an annual basis. As a result of the Asset Entities Merger and the pending Merger, the Company’s tax attributes, including net operating losses, may be subject to IRC Section 382 limitations.